UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2015

PUBLIC STORAGE

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33519 (Commission File Number)	95-3551121 (I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California (Address of Principal Executive Offices)	91201-2349 (Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2015, Public Storage (the “Company”) entered into a third amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of March 21, 2012 (as amended from time to time, the “Credit Agreement”) among the Company, the lenders party thereto and Wells Fargo Bank, National Association, as agent.  The Amendment became effective on March 31, 2015.

Among other things, the Amendment provides for the following: (i) an increase in the total revolving credit commitments under the Credit Agreement from $300 million to $500 million, (ii) the Company has an option to increase the total revolving credit commitments under the Credit Agreement in the future by an additional aggregate principal amount of $300 million, subject to satisfaction of certain conditions, (iii) reductions to pricing and facility fees, (iv) amendments to certain covenants in the Credit Agreement and (v) extension of the maturity date of the Credit Agreement to March 31, 2020.

Pursuant to the Amendment, the subsidiaries of the Company will be released from their existing obligations as guarantors of the Company’s obligations under the Credit Agreement and the related Guaranty previously executed by the subsidiaries will be terminated.

The Company is paying customary fees and expenses in connection with its entry into the Amendment.

In the ordinary course of their respective businesses, many of the lenders under the Credit Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, advisory, lending and/or commercial banking or other financial services for the Company and its subsidiaries for which they received, or may receive, customary fees and reimbursement of expenses.

The foregoing description is qualified in its entirety by reference to the Amendment, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Entry Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1Third Amendment to Amended and Restated Credit Agreement dated as of March 31, 2015

10.2Copy of the Amended and Restated Credit Agreement dated as of March 21, 2012, consolidating all amendments made by the Letter Agreement, dated as of April 12, 2012, the Second Amendment to Amended and Restated Credit Agreement, dated as of July 17, 2013, and the Third Amendment to Amended and Restated Credit Agreement, dated as of March 31, 2015. This conformed copy is being filed for ease of reference and is qualified in its entirety by reference to the Amendment, filed as Exhibit 10.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2015

PUBLIC STORAGE

By:	/s/ Lily Yan Hughes
	Name:	Lily Yan Hughes
	Title:	Senior Vice President and Chief Legal Officer
and Corporate Secretary